UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2019

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As reported in the Company’s 2018 Annual Report on Form 10-K, filed March 1, 2019, on December 11, 2018 the Kern County Superior Court ruled in the matter entitled Center for Biological Diversity, et al. v. Kern County (in which the Company and its subsidiary Tejon Ranchcorp are named as real parties in interest) that portions of the environmental impact report (EIR) for the Company’s Grapevine project required correction and supplemental environmental analysis; the court upheld the remainder of the EIR. The court further ordered that the Kern County Board of Supervisors rescind the Grapevine project approvals until such supplemental environmental analysis was completed. The December 11, 2018 ruling was memorialized in a final judgment that was entered by the court on February 15, 2019.

The Grapevine project was initially approved unanimously by the Kern County Board of Supervisors on December 6, 2016 and consisted of certification of the final EIR and related findings; approval of associated general plan amendments; adoption of associated zoning maps; adoption of Specific Plan Amendment No. 155, Map No. 500; adoption of Special Plan No. 1, Map No. 202; exclusion from Agricultural Preserve No. 19; and adoption of a development agreement, all relating to land owned by the Company.

At the time of filing the Company’s 2018 Annual Report on Form 10-K, the Company disclosed that we expected the Kern County Board of Supervisors to comply with the court’s final judgment sometime in the first quarter of 2019. On March 12, 2019, in compliance with the court’s ruling, the Kern County Board of Supervisors rescinded the Grapevine project approvals described above.

As previously reported in the Company’s 2018 Annual Report on Form 10-K, the Company will file new applications to re-entitle the Grapevine project (“re-entitlement”) and anticipate doing so in March 2019. We expect the re-entitlement effort will involve processing project approvals that are substantively similar to the Grapevine project that was approved by the Kern County Board of Supervisors in 2016. As part of the re-entitlement, supplemental environmental analysis would be prepared to address the court’s ruling.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJON RANCH CO.

Date: March 12, 2019	By:	/S/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Executive Vice President, and Chief Operating Officer

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